[LETTERHEAD]

                                                                  March 27, 2003

Securities and Exchange Commission
450 Fifty Street N.W.
Washington, DC 20549

Dear Sir or Madam,

      On behalf of State Street Research Institutional Funds, I am enclosing Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the period ended January 31, 2003

                                   Sincerely,

                                   /s/ Edward T. Gallivan, Jr.
                                   --------------------------------
                                       Edward T. Gallivan, Jr.

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM SE
                              Dated March 27, 2003

          Form N-SAR               Year ended 01/31/03            811-84
--------------------------------  ---------------------  ---------------------
Report, Schedule or Statement of     Period of Report    SEC File No. of Form,
 Which the Documents Are a Part      (If Appropriate)    Schedule or Statement

      State Street Research Institutional Funds                0000093755
--------------------------------------------------       ---------------------
(Exact Name of Registrant As Specified in Charter)       Registration CIK Number


--------------------------------------------------------------------------------
                    Name or Person Other than the Registrant
                     Filing the Form, Schedule or Statement

             The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
    Item 601 of Regulation 8-K, the applicable Form, Schedule or Statement.


                   SIGNATURES: Complete A or B as Appropriate
                      See General Instructions to Form SE

A. FILING MADE ON BEHALF OF THE REGISTRANT: The Registration has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 27th day of March, 2003.

                     State Street Research Investment Trust
                   ------------------------------------------
                              (Name of Registrant)


               By: /s/ Edward T. Gallivan, Jr.
                   ------------------------------------------
                                   (Signature)


                   Edward T. Gallivan, Jr.
                   ------------------------------------------
                                  (Print Name)


                   Assistant Treasurer
                   ------------------------------------------
                                     (Title


B. FILINGS MADE BY PERSONS OTHER THAN THE REGISTRANT: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

----------------    ------------------------------------------------------------
(Date)                                        (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)